UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                (August 7, 2009)
                Date of report (Date of earliest event reported)


                                  Adtomize Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        333-150775                                         41-2247537
(Commission File Number)                       (IRS Employer Identification No.)

8th Floor - 200 South Virginia Street, Reno, NV               89501
  (Address of Principal Executive Offices)                  (Zip Code)

                                 (775) 583-1801
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A) DISMISSAL OF MOORE & ASSOCIATES, CHARTERED

     On August 7, 2009, Adtomize Inc. furnished a Form 8-K under Item 4.01 announcing the immediate dismissal of Moore & Associates, Chartered as the Registrant's certifying accountant ("Dismissal Date"), and the simultaneous engagement of Seale and Beers, CPAs as the Registrant's new certifying accountant.

     On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a Board investigation.

     During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     On September 3, 2009, the Registrant provided Moore and Associates, Chartered with a copy of the disclosures contained in this amended Form 8-K and requested that Moore and Associates, Chartered furnish the Company with a letter addressed to the U. S. Securities and Exchange Commission stating whether Moore and Associates, Chartered agrees with the above statements, and if not, the respects in which Moore and Associates, Chartered does not agree. As of the filing of this amended 8-K on September 22, 2009, the Company has not received a response from Moore and Associates, Chartered.

(B) ENGAGEMENT OF SEALE AND BEERS, CPAS

     On August 7, 2009 (the "Engagement Date"), the Registrant engaged Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted Seale and Beers, CPAs regarding either (1) the application of accounting principles to a specified transaction regarding the Registrant, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (2) any matter regarding the Registrant that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     It is the Registrant's intention to have the Registrant's annual financial statements filed on Form 10-K re-audited by and Beers, CPAs in the immediate future.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2009


By: /s/ Lester G. Manalo
   -------------------------------------
Name:  Lester G. Manalo
Title: President, Treasurer and Director



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